Inventories	6 Months Ended
Jun. 30, 2023
Text Block [Abstract]
Inventories
13.	Inventories
Details of inventories as of June 30, 2023 and as of December 31, 2022 are as follows:

(In thousand Euros)	June 30, 2023	December 31, 2022
Raw materials	19,165	47,668
Work in progress	33,835	31,195
Finished goods	42,481	27,706

Total	95,481	106,569

The Group has insurance policies in place to cover all inventories, with specific global insurances coverage for each of the Group’s warehouses.
There were no commitments for the purchase of inventories as of June 30, 2023 and December 31, 2022. Advance payments to suppliers for the acquisition of inventories as of June 30, 2023 were Euros 4,340 thousand, as compared to Euros 3,031 thousand as of December 31, 2022.
Based on current information, the Group has booked an inventory provision of Euros 954 thousand as of June 30, 2023 to cover the impact of slow-moving and accrual obsolescence inventories, as compared to Euros 1,886 thousand at December 31, 2022.